February 5, 2002

                       DREYFUS VARIABLE INVESTMENT FUND

                      LIMITED TERM HIGH INCOME PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2001

Credit Derivatives are among the derivatives in which the portfolio can invest.

                                                                       156s0202






                                                 February 5, 2002



                        DREYFUS VARIABLE INVESTMENT FUND

                       LIMITED TERM HIGH INCOME PORTFOLIO

               Supplement to Statement of Additional Information

                                Dated May 1, 2001

      THE FOLLOWING INFORMATION IS ADDED TO THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT TECHNIQUES:"

      CREDIT DERIVATIVES. (Limited Term High Income Portfolio) The Portfolio may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Portfolio. The Portfolio's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Portfolio purchases a default option on a security, and if no default occurs with respect to the security, the Portfolio's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Portfolio's loss will include both the premium that is paid for the option and the decline in value of the underlying security that the default option hedged.